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                                                                    Exhibit 10.8

     Mr. Perugini's Employment is the same as the Employment Agreement in
Exhibit 10.6, which is incorporated herein by reference except as to: (i) the name of the Executive, which is Peter N. Perugini; (ii) the signatory for the Company, which is Robert T. Kenney; (iii) the position in Section 1, which is Senior Vice President and Chief Lending Officer; and (iv) the amount of the base salary in Section 3(a), which is $132,000.